LETTER TO SHAREHOLDERS                            The Southern Africa Fund, Inc.
================================================================================

January 19, 1996

Dear Shareholder:

The South African stock market moved ahead strongly over the quarter under review, helped by an improvement in the outlook for inflation and substantial overseas buying.

Overall, Southern Africa's progress toward liberalization and growth has continued apace and has encouraged a sharp increase in capital inflows to the region. Despite these new flows, however, the majority of global investors remain relatively sparsely exposed to the region. Consequently we anticipate further substantial overseas investment in the Southern Africa area during 1996.

GROWTH LED BY CONSUMER & INVESTMENT SPENDING

Certainly growth should continue to be led upwards by a combination of consumer and investment spending in 1996 and be further enhanced by a revival in agricultural production during the year as a result of the end of the one-year drought in the region with heavy rains in November and December. Consequently, we would expect GDP growth of around 4.0% for 1996 well above the anticipated OECD average. (OECD stands for Overseas Economic Cooperation and Development.)

The news on inflation also continued to be positive. The consumer price index declined from above 10% early in 1995 to around 6.5% at the end of the year. Weaker food prices have certainly helped, but the central banks' tight money policy and the benefits of a decline in import prices following the General Agreement on Tariffs and Trade (GATT) have been the major factors behind the improvement.

Money supply growth remains high (above 15% year on year), and there will probably need to be some improvement in this figure before the Reserve Bank begins to reduce the current high level of short-term interest rates of around 14%.

With both earnings growth and business confidence at high levels it is unlikely that we will see a significant easing of money policy but we would anticipate a general cautious easing through the year.

GOVERNMENT EXPENDITURES IN QUESTION

It is the level of government expenditures that provides the major uncertainty for 1996. With the budget deficit currently standing at around 6% of GDP, and with significant expenditure on the Reconstruction and Development Program yet to kick in, there remains a question mark over the government's ability to control the deficit. Although overall debt levels in South Africa are not significantly different from - and in many cases are much better than - the OECD average, the authorities must demonstrate a conviction as to the need to keep spending under control.

Prospects for the equity market remain favorable. Corporate earnings growth in 1996 should average above 25% and the prospect of some reduction in interest rates should keep money flowing to the market - particularly from overseas.

Although it is certainly harder today to point to value in South Africa's stock market, both growth and liquidity considerations remain strongly in favor of further price gains for equities.

AREAS OF OPPORTUNITY

Your Fund's portfolio continues to emphasize growth stocks, with a focus on publishing, retail, technology, media and cellular telephony despite the significant outperformance of these areas in 1995. However, we have recently built up holdings in mining stocks, and particularly gold, towards more neutral positions.

                                                  The Southern Africa Fund, Inc.
================================================================================

Although we see little in the way of global inflationary pressures, the current supply/demand imbalance in the gold market could see bullion prices move higher in the short term. South African gold producers are highly leveraged to the bullion price. Consequently, a neutral position in gold shares should prevent any negative relative returns that could be caused by an upward move in the price of spot gold.

At the same time we have been increasing the portfolio's positions in the markets outside South Africa. To date our focus has been on Zimbabwe but we anticipate increased participation in Botswana and Zambia and we are currently reviewing potential opportunities in Mozambique.

Overall we continue to view Southern Africa's combination of liberalization, privatization and growth as offering one of the more exciting investment areas over the remainder of the current decade.

INVESTMENT RESULTS

For the fiscal year ended November 30, 1995, The Southern Africa Fund achieved a total return of +27.9% on a net asset value basis. This compares with a return of +19.2% for the benchmark JSE All Share Index over the same period.

Thank you for your interest and investment in The Southern Africa Fund. We look forward to reporting to you again in the coming period.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President



/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President and Portfolio Manager

TEN LARGEST EQUITY HOLDINGS
November 30, 1995                                 The Southern Africa Fund, Inc.
================================================================================

Company                                U.S. $ Value    Percent Of Net Assets

South African Breweries, Ltd.          $  5,763,666             4.5%
Servgro International, Ltd.               5,155,483             4.0
Rembrandt Group, Ltd.                     5,142,635             4.0
Gencor, Ltd.                              4,645,390             3.6
Dimension Data Holdings, Ltd.             4,531,171             3.5
Anglo-American Corp. of South
 Africa, Ltd.                             4,408,756             3.4
South Africa Iron & Steel Industrial
 Corp., Ltd.                              4,311,601             3.3
De Beers Centenary AG                     4,255,319             3.3
Amalgamated Banks of South Africa         4,236,199             3.3
Metropolitan Life, Ltd.                   4,212,466             3.2
                                       ------------            ----
                                       $ 46,662,686            36.1%

PORTFOLIO OF INVESTMENTS
November 30, 1995                                 The Southern Africa Fund, Inc.
================================================================================

Company                                   Shares           U.S.$ Value
----------------------------------------------------------------------
COMMON STOCKS--96.4%
BOTSWANA--0.4%
BEVERAGES--0.1%
 Kgolo Ya Sechaba, Ltd.                   100,000         $     47,655
                                                          ------------
FINANCIAL SERVICES--0.2%
 Sechaba Investment Trust                 398,000              280,988
                                                          ------------
INSURANCE--0.1%
 Botswana Insurance Holding, Ltd.(a)      190,000              164,321
                                                          ------------
Total Botswana Securities
(cost $580,995)                                                492,964
                                                          ------------
SOUTH AFRICA--92.6%
BEVERAGES--4.5%
 South African Breweries, Ltd.(b)         170,400            5,763,666
                                                          ------------
CHEMICALS--3.3%
 African Oxygen, Ltd.                      80,000            3,229,678
 Sentrachem, Ltd. GDR(c)                   75,000            1,050,000
                                                          ------------
                                                             4,279,678
                                                          ------------
COMPUTER SOFTWARE & SERVICES--3.5%
 Dimension Data Holdings, Ltd.            367,100            4,531,171
                                                          ------------
CONSUMER MANUFACTURING--3.2%
 Nampak, Ltd.(b)                          741,600            4,146,972
                                                          ------------
CONSUMER SERVICES--0.9%
 Bidvest Group, Ltd.                      186,000            1,116,203
                                                          ------------
ENERGY--0.9%
 Engen, Ltd.                              175,000            1,145,663
                                                          ------------
ENGINEERING & CONSTRUCTION--3.5%
 Murray & Roberts Holdings, Ltd.          365,828            2,419,893
 Power Technologies, Ltd.                 918,900            2,067,901
                                                          ------------
                                                             4,487,794
                                                          ------------
FINANCIAL SERVICES--5.7%
 Amalgamated Banks of South Africa        819,520            4,236,199
 Standard Bank Investment Corp., Ltd.      75,000            3,130,115
                                                          ------------
                                                             7,366,314
                                                          ------------
FOODS/FOOD PROCESSING--2.1%
 Premier Group Holdings, Ltd.           1,725,400            2,682,700
                                                          ------------


Company                                   Shares           U.S.$ Value
----------------------------------------------------------------------

HOUSEHOLD PRODUCTS--2.2%
 J.D. Group, Ltd.                         511,538         $  2,860,483
                                                          ------------
INSURANCE--6.7%
 Fedsure Holdings, Ltd.                   350,000            2,291,326
 Metropolitan Life, Ltd.                  305,800            4,212,466
 Mutual & Federal Insurance Co., Ltd.     100,000            2,100,382
                                                          ------------
                                                             8,604,174

MINING & METALS--12.3%
 Anglo-American Coal Corp., Ltd.           45,000            2,725,041
 Driefontein Consolidated, Ltd.           150,000            1,605,974
 Gencor, Ltd.                           1,300,000            4,645,390
 HJ Joel Mining Co., Ltd.(a)              400,000              338,243
 Leslie Gold Mines, Ltd.                  200,000              201,855
 South Africa Iron & Steel
  Industrial Corp., Ltd.                4,804,355            4,311,601
 Western Areas Gold Mining Co., Ltd.      126,050            2,037,224
                                                          ------------
                                                            15,865,328
                                                          ------------
MULTI-INDUSTRY COMPANIES--8.6%
 Anglo-American Corp. of South
  Africa, Ltd.(b)                          75,000            4,408,756
 Anglo-American Industrial Corp., Ltd.     30,566            1,359,045
 Anglovaal, Ltd.                           50,000            1,977,632
 Barlow, Ltd.                             250,000            3,358,565
                                                          ------------
                                                            11,103,998
                                                          ------------
PRINTING & PUBLISHING--4.8%
 Nasional Pers Beperk(a)                  303,000            2,603,519
 Omni Media Corp.                         202,850            2,766,639
 Publico, Ltd.                          1,021,090              835,589
                                                          ------------
                                                             6,205,747
                                                          ------------

RETAIL--5.0%
 Edgars Stores, Ltd.                       64,900            2,566,967
 McCarthy Retail, Ltd.(b)                 500,000            2,182,215
 Wooltru, Ltd.--Class A(b)                316,229            1,768,329
                                                          ------------
                                                             6,517,511
                                                          ------------
TECHNOLOGY--COMMUNICATIONS EQUIPMENT--2.9%
 Plessey Corp., Ltd.                    1,558,100            3,718,869
                                                          ------------

                                                  The Southern Africa Fund, Inc.
================================================================================


Company                                   Shares           U.S.$ Value
----------------------------------------------------------------------

TELEPHONE UTILITIES--4.7%
 Electronic Media Network, Ltd.         1,700,000         $  1,553,464
 M-Cell, Ltd.                           3,409,984            2,697,478
 Multichoice, Ltd.                        508,700            1,838,591
                                                          ------------
                                                             6,089,533
                                                          ------------
TRANSPORTATION--1.3%
 Imperial Holdings, Ltd.                  151,365            1,692,844
                                                          ------------
TOBACCO--4.0%
 Rembrandt Group, Ltd.(b)                 571,300            5,142,635
                                                          ------------
MISCELLANEOUS--12.5%
 De Beers Centenary AG.(b)                150,000            4,255,319
 Malbak, Ltd. GDR                         500,000            3,200,000
 Richemont Secs.(a)(b)                    200,000            2,782,324
 Servgro International, Ltd.(b)           945,000            5,155,483
 Tempora Investments, Ltd.                120,000              736,498
                                                          ------------
                                                            16,129,624
                                                          ------------
Total South African Securities
 (cost $82,386,865)                                        119,450,907
                                                          ------------
ZIMBABWE--3.4%
AUTO & RELATED--0.1%
 Chloride CA, Ltd.(a)                   2,300,000              111,831
                                                          ------------
BEVERAGES--0.7%
 Delta Corp.                              569,000              922,204
                                                          ------------
CONSUMER MANUFACTURING--TEXTILES--0.0%
 Zimbabwe Spinners & Weavers              252,000               27,229
                                                          ------------

                                        Shares or
                                        Principal
                                         Amount
Company                                   (000)            U.S.$ Value
----------------------------------------------------------------------

ENTERTAINMENT & LEISURE--0.6%
 Zimbabwe Sun                           2,730,060         $    766,953
                                                          ------------
MINING & METALS--0.7%
 Reunion Mining Plc(a)(d)                 420,000              378,000
  Warrants(a)                              20,000                  -0-
 Zimbabwe Alloys ZM                       787,000              561,232
                                                          ------------
                                                               939,232
                                                          ------------
MULTI-INDUSTRY COMPANIES--1.0%
 PG Industries                            405,000              192,545
 TA Holdings, Ltd.                      8,024,800            1,101,188
                                                          ------------
                                                             1,293,733
                                                          ------------
PAPER & FOREST PRODUCTS--0.1%
 Art Corp.(a)                           2,392,000               93,044
                                                          ------------
TOBACCO--0.2%
 T.S.L., Inc.                           1,062,500              275,527
                                                          ------------
Total Zimbabwean Securities
 (cost $4,356,303)                                           4,429,753
                                                          ------------
Total Common Stocks
(cost $87,324,163)                                         124,373,624
                                                          ------------
TIME DEPOSIT--0.2%
 Dresdner Bank
 5.9375%, 12/01/95
 (cost $300,000)                            $ 300              300,000
                                                          ------------
TOTAL INVESTMENTS--96.6%
 (cost $87,624,163)                                        124,673,624
Other assets less liabilities--3.4%                          4,438,822
                                                          ------------
NET ASSETS--100%                                          $129,112,446
                                                          ============

------------------------
(a) Non-income producing security.
(b) Security, or a portion thereof, has been segregated to collateralize a forward exchange currency contract. Total value of securities amounted to $35,052,967 at November 30, 1995.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, this security amounted to $1,050,000 or 0.8% of net assets.
(d) Denominated in U.S. Dollars. Issued with one warrant per every three ordinary shares. Each warrant gives the holder the right to subscribe for one ordinary share at U.S. $7.50 twice a year through April, 1997.

    Glossary:
    GDR--Global Depositary Receipt.

    See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995                                 The Southern Africa Fund, Inc.
================================================================================

ASSETS
 Investments in securities, at value (cost $87,624,163).........  $124,673,624
 Cash, at value (cost $5,186,654)...............................     5,162,448
 Receivable for investment securities sold......................     1,087,721
 Interest and dividends receivable..............................       220,080
 Net unrealized appreciation on forward foreign
  exchange contract.............................................         1,608
 Deferred organization expenses and other assets................        74,553
                                                                  ------------
 Total assets...................................................   131,220,034
                                                                  ------------

LIABILITIES
 Payable for investment securities purchased....................     1,493,246
 Advisory fee payable...........................................       268,802
 Sub-advisory fees payable......................................       111,107
 Administrative fee payable.....................................        20,983
 Accrued expenses and other liabilities.........................       213,450
                                                                  ------------
 Total liabilities..............................................     2,107,588
                                                                  ------------
NET ASSETS......................................................  $129,112,446
                                                                  ============

COMPOSITION OF NET ASSETS:
Common stock, at par............................................  $     60,071
Additional paid-in capital......................................    83,255,566
Undistributed net investment income.............................     3,300,119
Accumulated net realized gain on investments....................     5,464,091
Net unrealized appreciation of investments and
 foreign currency denominated assets and liabilities............    37,032,599
                                                                  ------------
                                                                  $129,112,446
                                                                  ============
NET ASSET VALUE PER SHARE (based on 6,007,100
 shares outstanding)............................................        $21.49
                                                                        ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1995                      The Southern Africa Fund, Inc.
================================================================================

INVESTMENT INCOME
 Dividends (net of foreign taxes withheld
  of $198,602)..................................... $2,063,548
 Interest..........................................  1,221,143
                                                    ----------
 Total investment income...........................                $ 3,284,691

EXPENSES
 Advisory fee......................................    987,848
 Sub-advisory fees.................................    411,987
 Administrative fee................................    219,673
 Directors' fees & expenses........................    215,480
 Custodian.........................................    196,609
 Audit & legal.....................................    102,614
 Reports and notices to shareholders...............     41,860
 Transfer agency...................................     29,603
 Amortization of organization expenses.............     11,994
 Miscellaneous.....................................     34,774
                                                    ----------
 Total expenses....................................                  2,252,442
                                                                   -----------
 Net investment income.............................                  1,032,249
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain on investments..................                  5,464,091
 Net realized gain on foreign currency
  transactions.....................................                  2,560,059
 Net change in unrealized appreciation
  of investments...................................                 17,865,980
 Net change in unrealized appreciation
  of foreign currency denominated assets
  and liabilities..................................                   (271,384)
                                                                   -----------
Net gain on investments and foreign currency
 transactions......................................                 25,618,746
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........                $26,650,995
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                      For the         March 7, 1994*
                                                    Year Ended              to
                                                November 30, 1995   November 30, 1994
                                                -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................. $  1,032,249         $  2,509,536
Net realized gain on investments and foreign
 currency transactions............................    8,024,150            4,917,386
Net change in unrealized appreciation of
 investments and foreign currency
 denominated assets and liabilities...............   17,594,596           19,438,003
                                                   ------------         ------------
Net increase in net assets from operations........   26,650,995           26,864,925

DIVIDENDS & DISTRIBUTIONS
 Dividends from net investment income.............   (3,139,662)                 -0-
 Distributions from net realized gains............   (4,579,449)                 -0-

COMMON STOCK TRANSACTIONS
 Net proceeds from sale of shares of
  common stock....................................          -0-           84,600,000
 Offering costs charged to additional
  paid-in capital.................................          -0-           (1,384,473)
                                                   ------------         ------------
 Total increase...................................   18,931,884          110,080,452

NET ASSETS
 Beginning of period..............................  110,180,562              100,110
                                                   ------------         ------------
 End of period (including undistributed
  net investment income of $3,300,119
  and $2,509,536, respectively)................... $129,112,446         $110,180,562
                                                   ============         ============

-------------------------
* Commencement of operations.
  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1995                                 The Southern Africa Fund, Inc.
================================================================================

NOTE A:  Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. On February 14, 1994, the Fund sold 7,100 shares of common stock for $100,110 to Alliance Capital Management, L.P., the ("Investment Manager"). The Fund commenced operations on March 7, 1994. The following is a summary of significant accounting policies of the Fund.

1.  Security Valuation

Portfolio securities traded on a securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, the last bid price quoted on such day. Other securities for which market quotations are readily available are valued in a like manner. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2.  Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions of $2,560,059 represent net foreign exchange gains and losses from holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3.  Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March 1999.

4.  Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue
Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5.  Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

6.  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

                                                  The Southern Africa Fund, Inc.
================================================================================

7.  Concentration of Risk

Investing in equity securities of Southern African issuers involves special considerations and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

8.  Reclassification of Components of Net Assets

Due to permanent differences between the accounting and tax classification of foreign currency transactions, a $2,897,996 foreign currency gain was reclassified from accumulated net realized gain to undistributed net investment income. This reclassification had no effect on net assets.

NOTE B: Advisory, Sub-advisory and Administrative fees

Under the terms of a Management Agreement, the Fund pays its Investment Manager a fee, calculated and paid quarterly, equal to an annualized rate of
 .90 of 1% of the Fund's average weekly net assets during the quarter.

Under the terms of Sub-Advisory Agreements, the Fund pays Investec Asset Management (International) Limited and Sanlam Asset Management (Gibraltar) Limited a fee, calculated and paid quarterly, equal to an annualized rate of
 .20 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Princeton Administrators L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares financial and regulatory reports and provides other clerical and administrative services.

NOTE C:  Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $59,389,672 and $40,865,941, respectively, for the year ended November 30, 1995.

At November 30, 1995, the cost of securities for federal income tax purposes was $87,850,511. Accordingly, gross unrealized appreciation of investments was $38,373,255 and gross unrealized depreciation of investments was $1,550,142 resulting in net unrealized appreciation of $36,823,113 (excluding foreign currency transactions).

Forward Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or investments in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS (continued)         The Southern Africa Fund, Inc.
================================================================================

At November 30, 1995, the Fund had an outstanding forward exchange currency contract with Brown Brothers Harriman & Co. to sell 91,970,000 South African Rand expiring on December 29, 1995 with a value on origination date of $24,934,931. The market value of the forward exchange currency contract at November 30, 1995 was $24,933,323 resulting in an unrealized appreciation of $1,608. The Fund had entered into exchange traded financial futures contracts through April, 1995.

Financial Futures Contracts

The Fund bears the market risk that arises from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. Realized gains and losses on futures contracts are recorded for financial statement purposes as a component of set realized gain on investments. For the year ended November 30, 1995, the Fund incurred a net realized loss on the sale of futures contracts of $4,224,972.

NOTE D:  Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at November 30, 1995, the Investment Manager owned 7,100 shares. In addition to the shares issued to the Investment Manager, an initial public offering of the Fund's shares resulted in the issuance of 6,000,000 shares of the Fund's Common Stock, for net proceeds of $84,600,000 after deducting underwriting discounts and commissions.

Offering costs of $1,384,473 relating to the initial public offering have been charged to additional paid-in capital.

NOTE E:  Quarterly Results of Operations (unaudited)

                                           Net Realized
                                          and Unrealized      Net Increase
                                          Gain (Loss) on       (Decrease)
                                         Investments and     In Net Assets
                        Net Investment   Foreign Currency        from           Market Price
                            Income         Transactions       Operations          on NYSE
                        -------------    ---------------   ---------------   -----------------
                        Total    Per      Total     Per     Total     Per
Quarter Ended           (000)   Share     (000)    Share    (000)    Share    High      Low
-------------           -----   -----    -------  ------   -------   -----   -------   -------
November 30, 1995       $ 123    $.02    $17,464  $ 2.91   $17,587   $2.93   $16.750   $14.250
August 31, 1995           167     .03      2,971     .50     3,138     .53   $14.875   $14.125
May 31, 1995              192     .03     11,295    1.88    11,487    1.91   $15.500   $12.750
February 28, 1995         550     .09     (6,111)  (1.02)   (5,561)   (.93)  $15.250   $12.625
                       ------    ----    -------  ------   -------   -----
                       $1,032    $.17    $25,619  $ 4.27   $26,651   $4.44
                       ======    ====    =======  ======   =======   =====

November 30, 1994        $840    $.14    $ 9,873  $ 1.64   $10,713   $1.78   $15.250   $13.625
August 31, 1994           708     .12     12,652    2.11    13,360    2.23   $14.500   $11.125
May 31, 1994*             962     .16      1,830     .30     2,792     .46   $15.000   $10.750
                       ------    ----    -------  ------   -------   -----
                       $2,510    $.42    $24,355   $4.05   $26,865   $4.47
                       ======    ====    =======  ======   =======   =====

-------------------------
*From March 7, 1994 (commencement of operations).

FINANCIAL HIGHLIGHTS                              The Southern Africa Fund, Inc.
================================================================================
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                 For the         March 7, 1994*
                                                Year Ended             to
                                            November 30, 1995  November 30, 1994
                                            -----------------  -----------------
Net asset value, beginning of period.......       $ 18.34           $ 13.87(a)
                                                  -------           -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................          0.17              0.42
Net realized and unrealized gain on
 investments and foreign currency
 transactions..............................          4.27              4.05
                                                  -------           -------
Net increase in net asset value from
 operations................................          4.44              4.47
                                                  -------           -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income.......         (0.52)              -0-
Distributions from net realized gains......         (0.77)              -0-
                                                  -------           -------
Total dividends and distributions..........         (1.29)              -0-
                                                  -------           -------
Net asset value, end of period.............       $ 21.49           $ 18.34
                                                  =======           =======
Market value, end of period................       $16.750           $14.875
                                                  =======           =======
TOTAL RETURN
Total investment return based on: (b)
 Market value..............................         22.90%             5.50%
                                                  =======           =======
 Net asset value...........................         27.89%            30.07%
                                                  =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..      $129,112          $110,181
Ratio of expenses to average net assets....          2.05%             2.30%(c)
Ratio of net investment income to
 average net assets........................          0.94%             3.65%(c)
Portfolio turnover rate....................            41%               15%

------------------------
*   Commencement of operations.
(a) Net of offering costs of $.23.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c) Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              The Southern Africa Fund, Inc.
================================================================================

To the Shareholders and Board of Directors
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 1995 and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 1995, the results of its operations, for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
January 4, 1996

ADDITIONAL INFORMATION                            The Southern Africa Fund, Inc.
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

    (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.

                                                  The Southern Africa Fund, Inc.
================================================================================

Supplement Proxy Information

The Annual Meeting of Shareholders of The Southern Africa Fund, Inc. was held on Tuesday, March 14, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                    Shares        Shares Voted
                                                   Voted For   Without Authority
--------------------------------------------------------------------------------
1. To elect directors:  Class One Directors
                        (term expires in 1996)
                        Prof. Dennis Davis         5,468,316        130,152
                        Douglas de Jager           5,466,835        131,633
                        Stephen Koseff             5,461,335        137,133
                        Dave H. Williams           5,463,666        134,802

                        Class Two Directors
                        (term expires in 1997)
                        Dr. Willem de Klerk        5,465,435        133,033
                        Moss L. Leoka              5,466,966        131,502
                        Ronnie Masson              5,468,616        129,852
                        Frank Savage               5,473,816        124,652
                        Peter G. A. Wrighton       5,466,966        131,502


                        Class Three Directors
                        (term expires in 1998)
                        T. N. Chapman              5,467,166        131,302
                        David D. T. Hatendi        5,467,266        131,202
                        Dr. Enos Mabuza            5,468,766        129,702
                        Reba W. Williams           5,473,766        124,702

                                             Shares      Shares    Shares Voted
                                           Voted For     Against      Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of Ernst
   & Young LLP as the Fund's independent
   auditors for the Fund's fiscal year
   ending November 30, 1995:               5,402,657     100,061      95,750

                                                  The Southern Africa Fund, Inc.
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President      Moss L. Leoka
T.N. Chapman                                  Dr. Enos Mabuza
Prof. Dennis Davis                            Ronnie Masson
David D.T. Hatendi                            Frank Savage
Douglas de Jager                              Desmond Smith
Dr. Willem de Klerk                           Reba W. Williams
Stephen Koseff                                Peter G.A. Wrighton


OFFICERS
Norman S. Bergel, Senior Vice President       Edmund P. Bergan Jr., Secretary
Mark H. Breedon, Senior Vice President        Mark D. Gersten, Treasurer & Chief
                                                Financial Officer
Nicholas Crossland, Vice President            Joseph J. Mantineo, Controller


ADMINISTRATOR                                 INDEPENDENT AUDITORS
Princeton Administrators L.P.                 Ernst & Young LLP
P.O. Box 9011                                 787 Seventh Avenue
Princeton, NJ 08543                           New York, NY  10019

CUSTODIAN                                     DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                 TRANSFER AGENT AND REGISTRAR
40 Water Street                               The Bank of New York
Boston, MA  02109                             101 Barclay Street
                                              New York, NY 10286
LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY  10004

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

THE SOUTHERN AFRICA FUND, INC.

Summary of General Information

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York
Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and other newspapers in a table called "Closed-End Funds".

Additional Information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.



The Southern Africa Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO]

*These registered service marks used under license from the owner, Alliance
 Capital Management L.P.

 SAFAR


                                      THE
                    ---------------------------------------
                                SOUTHERN AFRICA
                    ---------------------------------------
                                     FUND
                    ---------------------------------------


                                               Annual Report
                                               November 30, 1995


                                 Alliance (R)
                      Mutual funds with the mystery (SM)